SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report(Date of earliest event reported):  June 18, 2001

                          Level 3 Communications, Inc.
             (Exact name of Registrant as specified in its charter)

         Delaware                                                     47-0210602
   (State or other jurisdiction of                              (I.R.S. Employer
incorporation or organization)                               Identification No.)

  1025 Eldorado Blvd., Broomfield, Colorado                       80021
   (Address of principal executive offices)                     (Zip code)

                                  720-888-1000
              (Registrant's telephone number including area code)

                                 Not applicable
         (Former name and former address, if changed since last report)



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Item 5.  Other Events

     On June 18, 2001, Level 3 Communications, Inc. ("Level 3") issued a press release relating to revised financial projections. This press release is filed as Exhibit 99.1 to this Current Report and incorporated by reference as if set forth in full.

     On June 18, 2001, Level 3 Communications, Inc. ("Level 3") issued a press release relating to an open letter to stockholders. This press release is filed as Exhibit 99.1 to this Current Report and incorporated by reference as if set forth in full.

Item 7.  Financial Statements and Exhibits

(a)      Financial Statements of business acquired

                  None

(b)      Pro forma financial information

                  None

(c)      Exhibits

     99.1 Press Release dated June 18, 2001, relating to revised financial projections.

     99.2 Press Release dated June 18, 2001, relating to open letter to stockholders.

                                                              SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                    Level 3 Communications, Inc.

June 18, 2001                        By:    /s/ Neil J. Eckstein
Date                                     Neil J. Eckstein, Vice President